EXHIBIT 10.1

INCREASE AND JOINDER AGREEMENT

This Increase and Joinder Agreement is dated as of June 30, 2017 (this “Agreement”), and is among the Persons identified on the signature pages hereof as Lenders (which Persons (1) include each Person identified on the signature pages hereof as a new Lender (each, a “New Lender”) and each Person identified on the signature pages hereof as an existing Lender, and (2) constitute the Required Lenders), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as agent for the Lenders (Wells Fargo, in that capacity, “Agent”), PAC-VAN, INC., an Indiana corporation (“Pac-Van”), LONE STAR TANK RENTAL INC., a Delaware corporation (“Lone Star”), GFN REALTY COMPANY, LLC, a Delaware limited liability company (“GFNRC”), and SOUTHERN FRAC, LLC, a Texas limited liability company (“Southern Frac” and, together with Pac-Van, Lone Star and GFNRC, each a “Borrower”).

The Lenders, Agent, and Borrowers are party to an Amended and Restated Credit Agreement dated as of April 7, 2014 (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Credit Agreement”).

Borrowers desire to effect an Increase under the Credit Agreement.

The parties therefore agree as follows:

1. Definitions. Defined terms used but not defined in this Agreem ent are as defined in the Credit Agreement.

2. Increase; Joinder by New Lender.

(a) Borrowers desire to effect an Increase in accordance with Section 2.14 of the Credit Agreement in the amount of $7,000,000, such that the Maximum Revolver Amount, after giving effect to that Increase, would increase from $210,000,000 to $217,000,000. In connection with that proposed Increase,  Agent invited each existing Lender to increase its Revolver Commitment;  none of the existing Lenders has agreed to increase its Revolver Commitment; and  each New Lender has agreed to provide a new Revolver Commitment. Agent, Lenders, and the Loan Parties desire that the proposed Increase become effective as of the effective date of this Agreement.

(b) The parties hereby acknowledge the following: that, for purposes of the GFC 2021 Notes Indenture, Borrowers will be deemed to have exercised $25,000,000 in accordion increases under Section 2.14 of the Credit Agreement after giving effect to the proposed Increase;  that the Maximum Revolver Amount will be $217,000,000 after giving effect to the proposed Increase;  that this Agreement is an Increase Joinder;  that the Increase Date for the proposed Increase will be the effective date of this Agreement;  that each existing Lender is a Pre-Increase Revolving Lender; and  that each New Lender is a Post-Increase Revolving Lender.

(c) Each New Lender hereby does the following: confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; agrees that it will, independently and without reliance upon Agent or any other Lender, based upon such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d) As of the effective date of this Agreement, each New Lender will be a party to the Credit Agreement and have the rights and obligations of a Lender thereunder and under the other Loan Documents.

(e) In connection with the proposed Increase and a substantially concurrent assignment made in accordance with Section 13.1, Schedule C-1 to the Credit Agreement is updated to read in its entirety as set forth in Exhibit A to this Agreement.

(f) In accordance with Section 2.14(e) of the Credit Agreement, each existing Lender shall assign to each New Lender, and each New Lender shall purchase from each existing Lender, at the principal amount thereof, such interests in the Revolving Loans and participation interests in Letters of Credit on the Increase Date for the proposed Increase as are necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participation interests in Letters of Credit will be held by each existing Lender and each New Lender ratably in accordance with its Pro Rata Share after giving effect to the proposed Increase.

3. Representations. To induce Agent and the Lenders to enter into this Agreement, each Borrower hereby represents to Agent and the Lenders as follows:

(1)
that that Borrower is duly authorized to execute and deliver this Agreement and is and will continue to be duly authorized to borrow monies under the Credit Agreement and to perform its obligations under the Credit Agreement;

(2)
that the execution and delivery of this Agreement and the performance by that Borrower of its obligations under the Credit Agreement do not and will not conflict with any provision of law or of the Governing Documents of that Borrower or of any agreement binding upon that Borrower;

(3)
that the Credit Agreement is a legal, valid, and binding obligation of that Borrower, enforceable against that Borrower in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies;

(4)
that the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (but if any representation or warranty is by its terms qualified by concepts of materiality, that representation or warranty is true and correct in all respects), in each case with the same effect as if such representations and warranties had been made on the date of this Agreement, with the exception that all references to the financial statements mean the financial statements most recently delivered to Agent except for such changes as are specifically permitted under the Credit Agreement and except to the extent that any such representation or warranty expressly relates to an earlier date;

(5)
that that Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement including those set forth in Section 5, Section 6, and Section 7 of the Credit Agreement; and

(6)
that as of the date of this Agreement, no Default or Event of Default has occurred and is continuing.

4. Conditions. The effectiveness of this Agreement is subject to satisfaction of the following conditions:

(1)
that Agent has received the following documents:

(A)
this Agreement executed by Agent, the Lenders, and Borrowers;

(B)
a Guarantor Acknowledgment in the form attached to this Agreement, executed by each Guarantor; and

(C)
copies (executed or certified, as appropriate) of all other legal documents or minutes of proceedings taken in connection with the execution and delivery of this Agreement to the extent Agent or its counsel reasonably requests; and

(2)
that all legal matters incident to the execution and delivery of this Agreement are satisfactory to Agent and its counsel.

5. Release. Each Loan Party hereby waives and releases any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which it has or might have against Agent or any Lender arising out of, pursuant to, or pertaining in any way to the Credit Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. Each Loan Party hereby further covenants and agrees not to sue Agent or any Lender or assert any claims, defenses, demands, actions, or liabilities against Agent or any Lender which occurred prior to or as of the date of this Agreement arising out of, pursuant to, or pertaining in any way to the Credit Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement.

6. Miscellaneous.

(a) This Agreement is governed by, and is to be construed in accordance with, the laws of the State of Illinois. Each provision of this Agreement is severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(b) This Agreement binds Agent, the Lenders, and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders, and Borrowers and the successors and assigns of Agent and each Lender.

(c) Except as specifically modified or amended by the terms of this Agreement, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Agreement and in all respects continue in full force and effect. Each Borrower, by execution of this Agreement, hereby reaffirms, assumes, and binds itself to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement and the other Loan Documents.

(d) [Reserved].

(e) This Agreement is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and out-of-pocket expenses (including reasonable attorneys’ fees) incurred in drafting this Agreement and in amending the Loan Documents as provided in this Agreement constitute Lender Group Expenses.

(f) The parties may sign this Agreement in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument.

[Signature pages to follow]

The parties are signing this Increase and Joinder Agreement as of the date stated in the introductory clause.

PAC-VAN, INC., as a Borrower By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary
LONE STAR TANK RENTAL INC., as a Borrower By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary	GFN REALTY COMPANY, LLC, as a Borrower By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary
SOUTHERN FRAC, LLC, as a Borrower By: GFN Manufacturing Corporation, a Delaware corporation, as Manager By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary

Signature page to Increase and Joinder Agreement (Pac-Van | Associated Bank)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Brian Hynds
Name:	Brian Hynds
Its Authorized Signatory

Signature page to Increase and Joinder Agreement (Pac-Van | Associated Bank)

ASSOCIATED BANK, N.A., as a new Lender
By:	/s/ Matthew Kaney
Name:	Matthew Kaney
Its Authorized Signatory

Signature page to Increase and Joinder Agreement (Pac-Van | Associated Bank)

EAST WEST BANK, as an existing Lender
By:	/s/ John E. Kolg
Name:	John E. Kolg
Its Authorized Signatory

Signature page to Increase and Joinder Agreement (Pac-Van | Associated Bank)

CIT BANK, N.A., f/k/a OneWest Bank N.A., successor in interest to OneWest Bank, FSB, as an existing Lender
By:	/s/ Prapti Basnet
Name:	Prapti Basnet
Its Authorized Signatory

Signature page to Increase and Joinder Agreement (Pac-Van | Associated Bank)

THE PRIVATEBANK AND TRUST COMPANY, as an existing Lender
By:	/s/ Scott Dvornik
Name:	Scott Dvornik
Its Authorized Signatory

Signature page to Increase and Joinder Agreement (Pac-Van | Associated Bank)

KEYBANK, NATIONAL ASSOCIATION, as an existing Lender
By:	/s/ Nadine M. Eames
Name:	Nadine M. Eames
Its: Vice President

Signature page to Increase and Joinder Agreement (Pac-Van | Associated Bank)

BANK HAPOALIM B.M., as an existing Lender
By:	/s/ Lenroy Hackett
Name:	Lenroy Hackett, Senior Vice President
Its Authorized Signatory

By:	/s/ Maxine Levy
Name:	Maxine Levy, First Vice President
Its Authorized Signatory

Signature page to Increase and Joinder Agreement (Pac-Van | Associated Bank)

GACP I, L.P., a Delaware limited partnership, as an existing Lender
By:	/s/ John Ahn
Name:	John Ahn
Its Authorized Signatory

Signature page to Increase and Joinder Agreement (Pac-Van | Associated Bank)

GUARANTOR ACKNOWLEDGMENT

This Guarantor Acknowledgment refers to, and is attached to, an Increase and Joinder Agreement dated as of June 30, 2017, among Pac-Van, Inc., an Indiana corporation (“Pac-Van”), Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”), GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”), Southern Frac, LLC, a Texas limited liability company (“Southern Frac” and, together with Pac-Van, Lone Star, and GFNRC, each a “Borrower”), the Lenders identified on the signature pages thereof as Lenders, and Wells Fargo Bank, National Association, a national banking association, as agent for the Lenders (the “Increase Agreement”). Defined terms used but not defined in this Guarantor Acknowledgment are as defined in the Increase Agreement.

Each of the undersigned, in its capacity as a Guarantor, hereby does the following: (1) consents to the Increase Agreement; (2) acknowledges that the Increase Agreement does not in any way modify, limit, or release any of its obligations under the Guaranty and Security Agreement to which it is a party; (3) ratifies and confirms its obligations under the Guaranty and Security Agreement to which it is a party and acknowledges that those obligations continue in full force and effect; and (4) acknowledges that its consent to any other modification to any Loan Document will not be required as a result of the consent set forth in this Guarantor Acknowledgment having been obtained, except to the extent, if any, required by the specific terms of that Loan Document.

Dated as of the date of the Increase Agreement.

PV ACQUISITION CORP., an Alberta corporation By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary	GFN MANUFACTURING CORPORATION, a Delaware corporation By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary

Guarantor Acknowledgment to Increase and Joinder Agreement (Pac-Van | Associated Bank)

EXHIBIT A

Replacement Schedule C-1 to Credit Agreement

(See attached.)

SCHEDULE C-1

Commitments

Lender	Revolver Commitment	Last-Out Term Loan Commitment	Total Commitment
Wells Fargo Bank, National Association	$67,000,000	$0	$67,000,000
East West Bank	$40,000,000	$0	$40,000,000
CIT Bank, N.A. (f/k/a OneWest Bank N.A., successor in interest to OneWest Bank, FSB)	$35,000,000	$0	$35,000,000
The PrivateBank and Trust Company	$25,000,000	$0	$25,000,000
KeyBank, National Association	$20,000,000	$0	$20,000,000
Bank Hapoalim B.M.	$15,000,000	$0	$15,000,000
Associated Bank, N.A.	$15,000,000	$0	$15,000,000
GACP I, L.P.	$0	$20,000,000	$20,000,000

All Lenders	$217,000,000	$20,000,000	$237,000,000

In accordance with the Credit Agreement, the Last-Out Term Loan Commitment terminated upon the making of the Last-Out Term Loan on the Amendment No. 6 Effective Date.